THE WEISER LAW FIRM, P.C.
KATHLEEN A. HERKENHOFF (SBN 168562)
12707 High Bluff Drive, Suite 200
San Diego, CA 92130
Telephone: 858/794-1441

Co-Lead Class Counsel for Plaintiffs and

Chair of the Executive Committee of Plaintiffs’ Counsel

[Additional Counsel appear on signature page.]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF alameda

JAY SCHUFMAN, Individually and on Behalf of All Others Similarly Situated, Plaintiff, vs. PEET’S COFFEE & TEA, INC., et al., Defendants. This Document Relates To: ALL ACTIONS.	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )

Lead Case No. RG12-640529

(Consolidated with Case Nos. RG12-640783; RG12-640956; RG12-641418; and RG12-641259)

Assigned For All Purposes To:
Judge Wynne S. Carvill
Department: 21

CLASS ACTION

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF CLASS ACTION AND SETTLEMENT HEARING

DATE: October 3, 2012
TIME: 8:30 a.m.
JUDGE: Wynne S. Carvill
DEPT: 21

Date Lead Case Filed: July 24, 2012

exhibit a

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF CLASS ACTION AND SETTLEMENT HEARING

ALL RECORD AND BENEFICIAL HOLDERS OF THE COMMON STOCK OF PEET’S COFFEE & TEA, INC. (“PEET’S” OR THE “COMPANY”) AT ANY TIME BEGINNING AND INCLUDING JULY 23, 2012, THROUGH AND INCLUDING THE CONSUMMATION OF THE PROPOSED TRANSACTION SET FORTH IN THE JULY 23, 2012 AGREEMENT AND PLAN OF MERGER (THE “MERGER AGREEMENT”) BETWEEN PEET’S AND JAB HOLDINGS BV (“JAB”) AND PANTHER MERGER CO. (“MERGER SUB”), INCLUDING ANY AND ALL OF THEIR RESPECTIVE SUCCESSORS IN INTEREST, PREDECESSORS, REPRESENTATIVES, TRUSTEES, EXECUTORS, ADMINISTRATORS, HEIRS, ASSIGNS, OR TRANSFEREES, IMMEDIATE AND REMOTE, AND ANY PERSON OR ENTITY ACTING FOR OR ON BEHALF OF, OR CLAIMING UNDER, ANY OF THEM AND EACH OF THEM.

PLEASE READ ALL OF THIS NOTICE CAREFULLY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THE ABOVE-CAPTIONED SHAREHOLDER CLASS ACTION (THE “ACTION”). IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE FAIRNESS OF THE PROPOSED SETTLEMENT, OR PURSUING THE RELEASED CLAIMS (AS DEFINED HEREIN).

THE PROPOSED SETTLEMENT PROVIDES, IN PART, FOR CERTAIN SUPPLEMENTAL DISCLOSURES REGARDING A PROPOSED TRANSACTION PROVIDING FOR THE ACQUISITION OF PEET’S BY JAB FOR $73.50 PER SHARE OF PEET’S COMMON STOCK (THE “PROPOSED TRANSACTION”), A MUTUAL RELEASE OF CLAIMS, AND THE PAYMENT OF PLAINTIFFS’ ATTORNEYS’ FEES AND REIMBURSEMENT OF LITIGATION EXPENSES (THE “FEE AND EXPENSE AMOUNT”).

IF YOU HELD OR TENDERED THE COMMON STOCK OF PEET’S FOR THE BENEFIT OF ANOTHER DURING THE RELEVANT PERIOD, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THIS IS NOT A SOLICITATION FROM A LAWYER.

I.	PURPOSE OF THIS NOTICE

This Notice of Pendency of Class Action and Proposed Settlement (“Notice”) informs you of the above-referenced Action and a proposed settlement (the “Proposed Settlement”) pursuant to an October 1, 2012 Stipulation of Settlement, as amended on October 4, 2012, (the “Stipulation”) that seeks to resolve claims on behalf of the Settlement Class1. This Notice advises you of the terms of the Proposed Settlement, your rights and options as a potential member of the Settlement Class, and further notifies you that a Court hearing will be held to decide whether to grant final approval of the Proposed Settlement (the “Settlement Hearing”). You are receiving notice of this Action and Proposed Settlement because you are a person or entity who has held Peet’s common stock, either of record or beneficially, at any time between July 23, 2012, through and including the Closing Date as defined in the Merger Agreement, pursuant to which the Merger Sub, JAB’s wholly owned subsidiary, would merge with Peet’s, and Peet’s common stockholders would receive $73.50 per share of Peet’s stock. The Superior Court of the State of California for the County of Alameda (the “Court”) directed that you be provided this Notice because, if you are a member of the Settlement Class, you have a right to know about the Proposed Settlement and about all of your options before the Court decides whether to approve the Proposed Settlement. The Plaintiffs (as defined in the Stipulation) and Defendants in the Action (collectively, the “Settling Parties”) have reached a Proposed Settlement of these claims, the details of which are described below.

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1.              Unless otherwise stated herein, all defined terms have the same meaning as set forth in the Stipulation. The October 1, 2012 Stipulation of Settlement is on file with the Superior Court of the State of California, County of Alameda (the “Court”) in the Action as Exhibit A to the Declaration of Kathleen A. Herkenhoff in Support of Motion for Preliminary Approval of Settlement. On October 3, 2012, the Court conducted a hearing on the Motion for Preliminary Approval of the Proposed Settlement and notified the Settling Parties that if the Proposed Settlement is granted final approval, the Court will enter a judgment, but will not dismiss the Action so that the Court will retain jurisdiction over the Action to enforce the terms of the Stipulation. Accordingly, on October 4, 2012, the Settling Parties entered Amendment No. 1 to the Stipulation to document that any reference to a dismissal with prejudice of the Action in the Stipulation (and pertinent exhibits thereto) is stricken by agreement of the Settling Parties. The Settling Parties shall file Amendment No. 1 to the Stipulation with the Court as Exhibit A to a document captioned the “Supplemental Declaration of Kathleen A. Herkenhoff in Support of Motion for Preliminary Approval of Settlement” in the Action.

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II.	BACKGROUND OF THE ACTION

THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT. IT IS BASED ON STATEMENTS OF THE SETTLING PARTIES AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY OF THE CLAIMS OR DEFENSES RAISED BY ANY OF THE SETTLING PARTIES.

On July 23, 2012, Peet’s, a Washington corporation with its principal place of business in Emeryville, California, entered into an Agreement and Plan of Merger (“Merger Agreement”) with JAB and Merger Sub, upon completion of which each share of Peet’s common stock issued and outstanding immediately prior to the effective time of the Proposed Transaction was anticipated to be cancelled and converted into the right to receive $73.50 per share in cash (the “Proposed Transaction”), subject to the approval of the affirmative vote of at least a majority of the outstanding shares of common stock entitled to vote at a special meeting of Peet’s shareholders (the “Stockholder Vote”).

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On July 24, 2012, Schufman, a holder of Peet’s common stock, filed a putative class action complaint in the Superior Court of the State of California, County of Alameda (the “Court”) captioned Schufman v. Peet’s Coffee & Tea, Inc. et al, Case No. RG12-640529 (the “Shufman Action”), on behalf of himself and all holders of Peet’s common stock, except for Defendants and their affiliates, against Peet’s, its Board of Directors (the “Board”), JAB, and the Merger Sub challenging the Proposed Transaction and asserting various claims for breach of fiduciary duty and aiding and abetting breaches of fiduciary duty.

On July 25, 26, and 27, 2012, additional holders of Peet’s common stock filed putative class action complaints in the Court, captioned, respectively, Light v. Peet’s Coffee & Tea, Inc. et al, Case No. RG12-640783; Robertson v. Peet’s Coffee & Tea, Inc. et al, Case No. RG12-640956; Weir v. Peet’s Coffee & Tea, Inc. et al, Case No. RG12-641259; and Pearson v. Peet’s Coffee & Tea, Inc. et al, Case No. RG12-641418 on behalf of themselves and all Peet’s shareholders, except for Defendants and their affiliates, against Defendants, challenging the Proposed Transaction and asserting various claims for breach of fiduciary duty and aiding and abetting breaches of fiduciary duty (respectively, the “Light,” “Robertson,” “Weir,” and “Pearson” actions).

On August 9, 2012, Peet’s filed with the U.S. Securities and Exchange Commission (“SEC”) a Preliminary Proxy Statement on Form 14A (the “Proxy”) with respect to the Proposed Transaction, wherein it was noted that the Board unanimously approved the Merger Agreement and, further, recommended that the shareholders vote to approve the Proposed Transaction.

On August 16, 2012, Plaintiff in the Robertson Action filed a First Amended Shareholder’s Class Action Complaint for Breach of Fiduciary Duty (the “Robertson Amended Complaint”), adding certain claims based on disclosures in the definitive proxy statement.

On August 27, 2012, Peet’s and the Individual Defendants filed an answer (the “Answer”) to the Robertson Amended Complaint (filed in the Lead Case) and JAB and Merger Sub also demurred to the Robertson Amended Complaint (the “Demurrer”), which Demurrer the Court later set for hearing on October 3, 2012.

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On August 28, 2012, the Court entered an order providing for an October 3, 2012, hearing for Plaintiffs’ anticipated motion for preliminary injunction, and a briefing schedule for that motion.

On August 28, 2012, the “Schufman,” “Light,” “Robertson,” “Weir,” and “Pearson” actions were consolidated before the Court under the lead case number RG12-640529 (the “Lead Case” or the “Action”) and Co-Lead Counsel were appointed in the Action (the “Consolidation Order”). Pursuant to the Consolidation Order, the Robertson Amended Complaint was deemed the operative complaint in the consolidated Action.

On September 11, 2012, the First Amended Class Action Complaint for Breach of Fiduciary Duty (the “Amended Complaint”) was re-filed in the Lead Case.2 On September 12, 2012, Plaintiffs filed an opposition to the Demurrer.

Between August 31, 2012 and September 7, 2012, and in anticipation of Plaintiffs’ forthcoming motion for preliminary injunction, Defendants provided a substantial amount of document discovery to Plaintiffs (which production was made subject to the entry of an appropriate confidentiality order), including copies of Board minutes, presentation materials, emails, and financial forecasts.

In furtherance of the anticipated motion for preliminary injunction, Plaintiffs took the depositions of Valette, Chairman of Peet’s Board, on September 10, 2012; O’Dea, Peet’s President and Chief Executive Officer, on September 12, 2012; and Jeffery Schackner, a representative of Peet’s financial advisor Citigroup Global Markets Inc. (“Citigroup”) on September 12, 2012.

After Plaintiffs, Plaintiffs’ Counsel, and Plaintiffs’ financial expert had substantially reviewed and analyzed the facts as revealed through discovery, Plaintiffs and Defendants, through their respective counsel and by engaging in arm’s-length negotiations, reached an agreement to settle the Actions on the terms reflected in a memorandum of understanding (“MOU”).

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2.             Pursuant to the Court’s September 4, 2012 Order Regarding JAB’s Demurrer and Setting Joint Hearing on Demurrer and Anticipated Motion for Preliminary Injunction for October 3, 2012 (the “September 4 Order”), the Robertson Amended Complaint was re-filed in the Lead Case. Due to the timing of events, however, the Demurrer was due before the September 4 Order was entered, and thus, while the Demurrer was filed in the Robertson Action, the September 4 Order provides that the Demurrer is deemed filed in the Lead Case.

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On September 19, 2012, the Settling Parties entered into the MOU binding the Settling Parties to an agreement in principle providing for the full settlement of the Action on the terms and subject to the conditions set forth in the MOU, including the obligation to issue specific supplemental disclosures (the “Supplemental Disclosures”) and the obligations to negotiate in good faith, execute, and present the Proposed Settlement to the Court for approval (the Supplemental Disclosures attached hereto as Exhibit 1). Defendants acknowledge that the Supplemental Disclosures were made solely as a result of the efforts of Plaintiffs and Plaintiffs’ Counsel in the Action, and Plaintiffs believe that the Supplemental Disclosures provide a material benefit to the proposed Settlement Class.

On September 20, 2012, Peet’s filed an Amended Preliminary Proxy with the SEC which included (among other amendments) the Supplemental Disclosures relating to the Proposed Transaction resulting from the prosecution of the Action, and in particular the claims raised by Plaintiffs in the Amended Complaint, which provided stockholders with additional information concerning the Proposed Transaction well in advance of the Stockholder Vote.

Plaintiffs’ Counsel, in consultation with their financial expert, have reviewed the facts revealed through discovery, and have concluded that the Supplemental Disclosures provide Peet’s shareholders with a substantially improved opportunity to cast a fully-informed vote on the Proposed Transaction, and that the proposed Settlement is fair, reasonable, and adequate to the Settlement Class. All Settling Parties recognize the time and expense that would be incurred by further litigation, the uncertainties inherent in such litigation, and that the interests of the Settling Parties and the Settlement Class would best be served by a settlement of the Action, including the release of the Released Claims. Each Defendant denies having committed any violation of law or breach of fiduciary duty, including a breach of any duty to Peet’s stockholders or the proposed Settlement Class, and maintain that they have committed no disclosure violations or any breach of duty whatsoever in connection with the Transaction or any public disclosures. There has been no admission or finding of facts or liability by or against any Defendant and nothing herein should be construed as such.

On September 19, 2012, a purported Peet’s shareholder filed a complaint captioned St. Louis Police Retirement System v. Peet’s Coffee & Tea, Inc. et al Case No. RG12-648444 (the “St. Louis Action”) alleging substantially similar claims as the Amended Complaint. Accordingly, the Settling Parties agree that the St. Louis Action is subject to the Consolidation Order, and that the claims provided in the St. Louis Action are included within the Released Claims herein. As of the date the Stipulation was signed, the plaintiff in the St. Louis Action filed a request for dismissal. On October 3, 2012, the Court determined to grant the request for dismissal filed by the plaintiff in the St. Louis Action.

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In addition to the Action, on and after August 1, 2012, certain purported holders of Peet’s common stock commenced shareholder class actions relating to the Proposed Transaction in the Superior Court of the State of Washington for King County (the “Washington Actions”). The Washington Actions include litigation commenced by the plaintiff in the St. Louis Action. The Washington Actions have been consolidated, and the plaintiff in the St. Louis Action pending before this Court has been appointed Lead Plaintiff in the Washington Actions. Plaintiffs in the consolidated Washington Actions have not yet served the summons and complaint in those actions on all defendants named therein. Defendants have moved to dismiss or, in the alternative, stay the Washington Actions in deference to this Action. To the extent plaintiffs in the Washington Actions are Settlement Class Members, they will receive notice of the Proposed Settlement, as provided herein. The Settling Parties agree that the claims asserted in the Washington Action are included in the Released Claims described herein.

III.	DEFINITIONS

As used in this Notice, the following terms have the meanings specified below:

1.                  “Action” means the shareholder class actions filed in this Court that are subject to the terms of the Lead and Consolidation Order.

2.                  “Co-Lead Counsel” means The Weiser Law Firm, P.C. and Brodsky & Smith, LLC.

3.                  “Final Court Approval” means the date on which the Judgment (defined below) first becomes finally affirmed on appeal or is no longer subject to appeal, or any other form of judicial review.

4.                  “Judgment” means the judgment to be rendered by the Court, substantially in the form attached as Exhibit D to the Stipulation (as amended on October 4, 2012) or as amended pursuant to its terms with the consent of the Settling Parties and order of the Court.

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5.                  “Merger Agreement” means the July 23, 2012 agreement under which Merger Sub, an affiliate of JAB, would merge with Peet’s, and Peet’s stockholders would receive $73.50 per share of Peet’s stock.

6.                  “Person” means an individual, corporation, partnership, limited partnership, limited liability company or partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

7.                  “Plaintiffs’ Counsel” means The Rosen Law Firm, P.A., Rigrodsky & Long, P.A., The Weiser Law Firm, P.C., Levi Korsinsky, LLP and Brodsky & Smith, LLC.

8.                  “Released Parties” means Defendants and their respective families, parent entities, associates, affiliates, divisions, joint ventures, or subsidiaries, and Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, and each and all of their respective past, present or future officers, directors, shareholders, principals, agents, representatives, employees, attorneys, financial or investment advisors, appraisers, and any other advisors, consultants, accountants, investment bankers, commercial bankers, trustees, engineers, insurers, co-insurers and reinsurers, trustees, general or limited partners or partnerships, limited liability companies, members, heirs, executors, personal or legal representatives, estates, administrators, predecessors, successors and assigns, whether or not any such Released Parties were named, served with process or appeared in the Action.

9.                  “Settlement” means the Settlement documented in the Stipulation.

10.              “Settlement Class” means the common stockholders of Peet’s for the period from and including July 23, 2012, through and including the date of the consummation of the Proposed Transaction, including any and all of their respective successors in interest, predecessors, representatives, trustees, executors, administrators, heirs, assigns or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under any of them and each of them. Excluded from the Settlement Class are Defendants and members of the immediate family of any Defendant, any entity in which a Defendant has or had a controlling interest, and the legal representatives, heirs, successors or assigns of any such excluded person.

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11.              “Settlement Class Member” means a Person or Persons who falls within the definition of the Settlement Class.

12.              “Settlement Class Period” means the period from July 23, 2012 to the consummation of the Proposed Transaction.

13.              “Settlement Class Representatives” means Jay Schufman, Bruce Weir, Timothy Robertson, David Light, and Gregory Pearson.

14.              “Settlement Hearing” means a hearing before the Court for the final approval of the Stipulation.

IV.	GENERAL TERMS OF THE PROPOSED SETTLEMENT

The Parties have agreed to the Proposed Settlement which, if approved by the Court, will result in a judgment being entered in the Action which provides for certain benefits to the Settlement Class.

In consideration for the Proposed Settlement and the releases provided herein, and as a result of the filing and prosecution of the Action and after arm’s-length negotiations with counsel for Plaintiffs, in conjunction with this Settlement, Defendants agreed to provide and did provide additional disclosures to Peet’s shareholders, as set forth in Amendment No. 1 to the Proxy filed by Peet’s with the SEC on September 20, 2012 (i.e., the Amended Proxy) concerning certain matters raised by Plaintiffs and Plaintiffs’ Counsel.

The Proposed Settlement will not provide any other consideration to the Peet’s shareholders who are members of the Settlement Class. In particular, it does not require creation of any settlement fund, nor does it require any monetary payments to Peet’s shareholders. If the Court approves the Proposed Settlement, you will be unable to opt-out or withdraw from the Settlement Class.

THE COURT HAS NOT FINALLY DETERMINED THE MERITS OF PLAINTIFFS’ CLAIMS OR THE DEFENSES THERETO. THIS NOTICE DOES NOT IMPLY THAT THERE HAS BEEN OR WOULD BE ANY FINDING OF VIOLATION OF THE LAW BY DEFENDANTS OR THAT RECOVERY COULD BE OBTAINED IN ANY AMOUNT IF THE ACTION WAS NOT SETTLED.

V.	REPRESENTATION AND OBJECTIONS

You may object to the Proposed Settlement, including: (1) the Settlement documented in the Stipulation, (2) the Class Action determination, (3) the adequacy of representation of the Settlement Class, (4) the Judgment to be entered, and/or (5) the application by Plaintiffs and Plaintiffs’ Counsel for the Fee and Expense Amount. You may also appear at the Final Settlement Hearing (defined below), either in person or through an attorney at your own expense, provided you notify the Court of your intent to do so. All written objections, supporting papers and/or notices of intent to appear at the Final Settlement Hearing must (a) clearly identify the case name and number (Schufman v. Peet’s Coffee & Tea, Inc. et al, Lead Case Number RG12-640529), (b) be submitted to the Court either by mailing the to: Clerk of Court, Superior Court of California, County of Alameda, Rene C. Davidson Alameda County Courthouse, 1225 Fallon Street, Oakland, California 94612, or by filing in person at any location of the Superior Court, County of Alameda that includes a facility for civil filings, (c) be filed or postmarked on or before November 9, 2012, and (d) also be mailed to the following law firms:

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Evan J. Smith BRODSKY & SMITH LLP 9595 Wilshire Blvd, Suite 900 Beverly Hills, CA 90212	Kathleen A. Herkenhoff THE WEISER LAW FIRM P.C. 12707 High Bluff Drive, Suite 200 San Diego, CA 92130
Gordon C. Atkinson COOLEY LLP 101 California Street, 5th Floor San Francisco, CA 92130	Timothy Miller SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP 525 University Ave, Suite 1400 Palo Alto, CA 94301

If you want to represent yourself or hire an attorney to represent you in this matter, or if you wish to object to the Proposed Settlement, you may do so at your own expense.

If you intend to present evidence at the Settlement Hearing, you must include with your notification a list identifying the witnesses whom you may call to testify and true copies of any exhibits you intend to offer into evidence. All objections must contain: (i) your name, address, and telephone number; (ii) a statement that you are a member of the Settlement Class; (iii) a statement of your objections to any matters before the Court and the reasons you desire to appear and be heard; (iv) a list of all class action matters in the past three years in which you or your counsel has filed an objection to a class action matter, identifying the name of the case, jurisdiction, and docket number thereof; and (v) a copy of all documents you desire the Court to consider.

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VI.	EFFECT OF SETTLEMENT APPROVAL – RELEASED CLAIMS

Upon the Effective Date, Plaintiffs and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, discharged, and settled, to the fullest extent permitted by law, all claims, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, judgments, suits, fees, expenses, costs, matters and issues of any kind or nature whatsoever, whether legal, equitable or any other type, known or Unknown Claims (as defined below), contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, matured or unmatured, that have been, could have been, or in the future can or might be asserted in the Actions or in any court, tribunal or proceeding of any state or federal court (including, but not limited to, any claims arising under federal securities laws or under federal, state statutory or common law, or any other law, rule or regulation, including the law of any jurisdiction outside of the United States) by Plaintiffs or any Settlement Class Members (whether individual, class, derivative, representative, legal, equitable or any other type or in any other capacity) against the Released Parties, which have arisen, could have arisen, arise now or hereafter arise out of or relate to the allegations, facts, events, acquisitions, matters, acts, occurrences, decisions, conduct, statements, representations, omissions, or any other matter, thing or cause whatsoever, or any series thereof, embraced, involved or set forth in, that is or could have been raised in, or referred to or otherwise related in any way to: (i) the claims or allegations asserted in the Action, (ii) the Proposed Transaction; (iii) any filing with the SEC relating to the Proposed Transaction; (iv) the negotiations in connection with the Proposed Transaction; (v) the public statements or disclosures or disclosure obligations of any of the Defendants or Released Parties in connection with the Proposed Transaction; (vi) the fiduciary obligations of any of the Defendants or Released Parties in connection with the Proposed Transaction, any SEC filings or any other matter in connection with the Proposed Transaction; or (vii) the entry by Defendants into this MOU, the Stipulation, the Settlement Documents and the Proposed Settlement (collectively, “Released Claims”). Notwithstanding the foregoing, this release shall not apply to or affect any shareholder’s right or ability to pursue statutory appraisal rights pursuant to Chapter 23B.13 of the Washington Business Corporation Act, nor shall it bar claims for the enforcement of the terms of the Proposed Settlement.

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“Unknown Claims” means any claim that any Plaintiff or any Settlement Class Member does not know or suspect exists in his, her or its favor at the time of the release of the Released Claims as against the Released Parties, including without limitation those which, if known, might have affected the decision to enter into the Proposed Settlement. With respect to any of the Released Claims, the Settling Parties stipulate and agree that upon the Effective Date, Plaintiffs and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged, to the fullest extent permitted by law, the benefits conferred by or under §1542 of the California Civil Code (or by any law of any state or territory of the United States, or principle of common law that is similar, comparable or equivalent of §1542 of the California Civil Code) which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Plaintiffs acknowledge, and by operation of the entry of a final order and judgment approving the Proposed Settlement, the Settlement Class Members shall be deemed to have acknowledged, that Plaintiffs and the Settlement Class Members may discover facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of this release, but that it is the intention of Plaintiffs, and by operation of law the Settlement Class Members shall be deemed to intend, to fully, finally, and forever settle and release any and all claims released hereby known or unknown, suspected or unsuspected, which now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery or existence of such additional or different facts. Plaintiffs acknowledge, and the Settlement Class Members shall be deemed by operation of the entry of a final order and judgment approving the Proposed Settlement to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Proposed Settlement of which this release is a part.

Upon Final Court Approval of the Proposed Settlement, a judgment shall be entered fully and finally settling the Action as to all Settlement Class Members. The judgment would also bar and enjoin Plaintiffs and all members of the Settlement Class (and their predecessors, successors, and assigns) from commencing, prosecuting, instigating, or in any way participating in the commencement, prosecution, or instigation of any action asserting any Released Claims.

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VII.	ORDER AND FINAL JUDGMENT OF THE COURT

If the Court determines that the Proposed Settlement, as provided for in the Stipulation, is fair, reasonable, adequate and in the best interests of the Settlement Class, the Settling Parties will ask the Court to enter an Order and Final Judgment, which will, among other things:

1.                  approve the Proposed Settlement and adjudge the terms thereof to be fair, reasonable, adequate, and in the best interests of the Settlement Class;

2.                  authorize and direct the performance of the Proposed Settlement in accordance with its terms and conditions and reserve jurisdiction to supervise the consummation of the Proposed Settlement provided herein;

3.                  certify the Settlement Class as a non-opt-out class and whether Plaintiffs in the Action and Co-Lead Counsel have adequately represented the Settlement Class;

4.                  enter the Judgment pursuant to the Stipulation releasing the Defendants, and each of them, and all the Released Parties from the Released Claims; and

5.                  approve the award of the Fee and Expense Amount to Plaintiffs’ Counsel in accordance with the Stipulation.

VIII.	FINAL SETTLEMENT HEARING

On December 5, 2012 at 8:30 a.m., a hearing will be held in the Superior Court of California, Alameda County before the Honorable Wynne S. Carvill (the “Final Settlement Hearing”) to determine whether the Proposed Settlement should be granted final approval by the Court, and whether the proposed Fee and Expense Amount should be approved. This Settlement Hearing may be continued from day to day at the discretion of the Court.

IX.	EFFECT OF DISAPPROVAL

If the Proposed Settlement is not approved, the Settling Parties will return to the positions they occupied as of the time the Proposed Settlement was reached, and the litigation will continue as if there had not been a Proposed Settlement.

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X.	ADDRESSES OF THE COURT AND ATTORNEYS FOR THE SETTLING PARTIES

The address for the Court is 1221 Oak Street, Oakland, CA 94612

The contact information for Plaintiff Weir’s Counsel (who also serves as Co-Lead Counsel) is: Evan J. Smith, Brodsky & Smith LLP, 9595 Wilshire Boulevard, Suite 900, Beverly Hills, CA 90212.

The contact information for Plaintiff Robertson’s Counsel (who also serves as Co-Lead Counsel) is: Kathleen A. Herkenhoff, The Weiser Law Firm, P.C., 12707 High Bluff Drive, Suite 200, San Diego, CA 92130.

The contact information for Defendants Peet’s and its Directors’ Counsel is: Gordon C. Atkinson, Cooley, LLP, 101 California Street, 5th Floor, San Francisco, CA 94111.

The contact information for Defendants JAB and Merger Sub’s Counsel is: Timothy Miller, Skadden, Arps, Slate, Meagher, & Flom LLP, 525 University Ave, Suite 1100, Palo Alto, CA 94301.

XI.	APPLICATION FOR ATTORNEYS’ FEES AND EXPENSES (THE “FEE AND EXPENSE AMOUNT”)

Plaintiffs’ Counsel have neither received any payment for their services in prosecuting the Action on behalf of Plaintiffs and the Settlement Class, nor have Plaintiffs’ Counsel been reimbursed for their out-of-pocket expenses incurred to date. After resolving the substantive terms of the Proposed Settlement, the Parties negotiated an amount of attorneys’ fees and expenses to compensate Plaintiffs’ Counsel in the Action for their work in achieving the benefits of the Proposed Settlement. Subject to Court approval, the Company, its insurers, and/or their successors will cause to be paid to Plaintiffs’ Counsel the Fee and Expense Amount in the amount of $550,000. Neither you nor any other Settlement Class Members is personally liable for the Fee and Expense Amount. The Fee and Expense Amount approved by the Court will be the only payment to Plaintiffs’ Counsel for their efforts in achieving this Proposed Settlement and for their risk in undertaking this representation on a wholly contingent basis. Final Court Approval of the Proposed Settlement is not conditioned on the award of the Fee and Expense Amount, or the approval of attorneys’ fees and the reimbursement of expenses. to Plaintiffs or Plaintiffs’ Counsel, and any appeal related thereto. Except for the Fee and Expense Amount described herein, the final Judgment will provide that the Released Parties shall bear no other expenses, costs, damages, or fees alleged or incurred by the Plaintiffs, by any Settlement Class Member, or by any of their attorneys, experts, advisors, agents, or representatives.

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XII.	INTERIM INJUNCTION

Pending final determination of whether the Proposed Settlement should be approved, Plaintiffs and any and all members of the Settlement Class are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claim against any Released Person.

XIII.	NOTICE TO THOSE HOLDING STOCK FOR THE BENEFIT OF OTHERS

Brokerage firms, banks and/or other persons or entities who held shares of Peet’s common stock for the benefit of others are directed promptly to send this Notice to all of their respective beneficial owners. If additional copies of the Notice are needed for forwarding to such beneficial owners, any requests for such additional copies may be made to:

Settlement Administrator c/o Continental Stock Transfer & Trust Company 17 Battery Place, 8th Floor New York, NY 10004 Or Broadridge 51 Mercedes Way Edgewood, NY 11717

XIV.	FOR MORE INFORMATION ABOUT THIS ACTION

The above is a summary of the basic terms of the Proposed Settlement. For the precise terms and conditions of the Settlement (as amended), you are referred to the detailed Stipulation, which is on file with the Clerk of the Court (as set forth in n.1 above). The pleadings and other records in this litigation, including the Stipulation, may be examined (a) online on the Alameda County Superior Court’s website, known as “DomainWeb,” at http://apps.alameda.courts.ca.gov/domainweb/html/ casesumbody.html, or (b) in person in Room B-16 at the County Administration Building at 1221 Oak

Street, Oakland, California 94612, between the hours of 8:30 a.m. and 2:30 p.m., Monday through Friday, excluding Court holidays, or you may contact Class Counsel or the Settlement Administrator.

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF CLASS ACTION AND SETTLEMENT HEARING

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PLEASE DO NOT CONTACT THE COURT REGARDING THIS NOTICE.

THE COURT HEREBY APPROVES THIS NOTICE

IT IS SO ORDERED.

HONORABLE WYNNE S. CARVILL JUDGE OF THE SUPERIOR COURT

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF CLASS ACTION AND SETTLEMENT HEARING

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